Exhibit 10.32


                                PLEDGE AGREEMENT


                  PLEDGE AGREEMENT, dated as of October 2, 1996, made by each of SPRINT SPECTRUM L.P. a Delaware limited partnership (the "Borrower"), and MINORCO, L.P., a Delaware limited partnership ("MinorCo") (each of the Borrower and MinorCo, a "Pledgor", and together, the "Pledgors"), in favor of the Trustees under the Trust Agreement described below for the benefit of the Secured Parties that are the beneficiaries of the Trust Estate under the Trust Agreement.


                              W I T N E S S E T H:


                  WHEREAS, the Secured Parties have severally agreed to make loans and other extensions of credit to the Borrower;

                  WHEREAS, the Borrower and MinorCo are engaged in related businesses, and MinorCo will derive substantial direct and indirect benefit from the making of the loans to the Borrower; and

                  WHEREAS, it is a condition precedent to the obligation of the Secured Parties to make their respective loans and other extensions of credit to the Borrower that the Pledgors shall have executed and delivered this Agreement to the Trustees;

                  NOW, THEREFORE, each of the Pledgors hereby agrees with the Trustees for the benefit of the Secured Parties, as follows:

                  1. Defined Terms. (a) As used in this Agreement, the following terms shall have the following meanings:

                  "Agreement": this Pledge Agreement, as the same may be amend-ed, supplemented or otherwise modified from time to time.

                  "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

                  "Collateral":  as defined in Section 2.

                  "Collateral Account":  as defined in the Trust Agreement.

                  "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or anY of its property is bound.

                  "Corporate Trustee": First Union National Bank, as Corporate Trustee under the Trust Agreement, and its successors pursuant to the Trust Agreement.

                  "FCC": the Federal Communications Commission, and any successor Governmental Authority performing the functions of the Feder-al Communications Commission referred to in Section 21.

                  "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising execu-tive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Individual Trustee": Kenneth D. Benton, as Individual Trustee under the Trust Agreement, and his successors pursuant to the Trust Agreement.

                  "Issuer": each of WirelessCo, L.P., Sprint Spectrum Equipment Company, L.P. and Sprint Spectrum Realty Company, L.P., each a Delaware limited partnership.

                  "Lien": any mortgage, pledge, hypothecation, assignment, de-posit arrangement, encumbrance, lien (statutory or other), charge or other security interest of any kind or nature whatsoever.

                  "Notice of Enforcement":  as defined in the Trust Agreement.

                  "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Partnership Agreement": with respect to each Issuer, the Amended and Restated Agreement of Limited Partnership of such Issuer, among the Borrower, as the general partner, and MinorCo, as the limited partner, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Code and, in any event, shall include, without limita-tion, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

                  "Requirement of Law": as to any Person, the partnership agreement, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination, judgment, writ, injunction, decree or order of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Secured Instrument":  as defined in the Trust Agreement.

                  "Secured Obligations":  as defined in the Trust Agreement.

                  "Secured Obligation Commitments": all commitments by Secured Parties to make loans or extend other credit to the Borrower that, when so made or extended, would constitute Secured Obligations.

                  "Secured Parties":  as defined in the Trust Agreement.

                  "Securities Act":  the Securities Act of 1933, as amended.

                  "Trust Agreement": the Trust Agreement, dated as of October 2, 1996, among the Borrower and the Trustees, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Trustees": the collective reference to the Corporate Trustee and the Individual Trustee.

                  (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the Secured Obligations and to induce the Secured Parties to extend credit to the Borrower, each Pledgor hereby pledges, assigns and transfers to the Trustees, for the benefit of the Secured Parties, and grants to the Trustees, for the benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                  (a) all present and future rights of such Pledgor to receive any payment of money or other distribution or payment arising out of or in connection with the limited partnership or general partnership interests in each Issuer and the rights of such Pledgor under the Partnership Agreement relating to such Issuer, including, without limitation, all of such Pledgor's right, title and interest in, to and under all (i) distributions of profits and income of such Issuer, (ii) capital distributions from such Issuer, (iii) distributions of cash flow by such Issuer and (iv) in the case of a general partnership interest, all rights, title and interest as a general partner to participate in the management or operation of such Issuer;

                  (b) such  Pledgor's  interest  in each  Issuer and all of such
         Pledgor's rights under the Partnership Agreement relating to such Issuer and applicable law in its capacity as a limited partner or general partner, as the case may be (including, without limitation, all of such Pledgor's right, title and interest as a limited or general partner to reports, accounting, information and voting and any rights of such Pledgor to participate in certain aspects of the operation or management of such Issuer (in accordance with such Partnership
         Agreement and with applicable Requirements of Law) and all of the Pledgor's right, title and interest to property, assets, partnership interests and distributions under such Partnership Agreement) but not any of its obligations as a general or limited partner of such Issuer (unless the Corporate Trustee or any Secured Party shall become a general or limited partner of such Issuer as a result of the exercise of remedies pursuant to the terms hereof);

                  (c) any other rights of such Pledgor to receive any distributions or other payments of any kind whatsoever from or in respect of each Issuer, whether any of such distributions consist of money or property; and

              (_)  (d) to the  extent  not  otherwise  included,  all  Proceeds, products  and  accessions  of any and all of the  foregoing,  including without limitation, all Proceeds of any liquidation upon the dissolution of each Issuer and the winding up of its affairs.

This Agreement shall create a continuing security interest in the Collateral for all the Secured Obligations, now or hereafter existing or arising, which shall remain in effect until the Secured Obligations shall have been paid in full and all Secured Obligation Commitments have been terminated.

                  3. Registration of Pledge. Concurrently with the execution and delivery of this Agreement, each Pledgor shall execute and deliver to each Issuer instructions to register, substantially in form of Exhibit A. Each Pledgor shall cause each Issuer to deliver to the Corporate Trustee an initial transaction statement, substantially in the form of Exhibit B, confirming that such Issuer has registered the pledge by each Pledgor effected by this Agreement on its books.

                  4. Representations and Warranties. Each Pledgor represents and warrants that:

                  (a) such Pledgor is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, has the partnership power and authority to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement, and has taken all necessary partnership action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement;

                  (b) this Agreement constitutes a legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                  (c) the execution, delivery and performance of this Agreement will not violate in any material respect, result in a default under, or give rise to any acceleration, prepayment, repurchase or redemption obligation of such Pledgor as a result of, any provision of any Requirement of Law or (after giving effect to any relevant waivers that have been obtained and are in full force and effect) Contractual Obligation of such Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of such
         Pledgor   pursuant  to  any  Requirement  of  Law  or  any  Contractual
         Obligation of such Pledgor, except the security interest created by this Agreement;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, other than any of the foregoing that have been obtained or made and are in full force and effect;

                  (e) as of the date hereof, the Collateral listed on Schedule 1 constitutes all interests in each Issuer owned by such Pledgor and all issued and outstanding equity interests in each Issuer;

                  (f) such Pledgor is the sole legal, record and beneficial owner of the Collateral listed with such Pledgor's name on Schedule I, subject to no Lien except the Lien created by this Agreement;

                  (g) this Agreement is effective to create in favor of the Trustees a legal, valid and (assuming the filing of UCC-1 financing statements with the Secretary of State of Missouri and the Recorder of Deeds Office, Jackson County, Missouri and the taking of the actions described in Section 3) enforceable perfected first priority security interest in the Collateral, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                  (h) the Partnership Agreement constitutes a legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing; and

                  (i) such Pledgor's chief executive office and chief place of business is located at either 4717 Grand Avenue, Kansas City, Missouri 64112 or 4900 Main Street, Kansas City, Missouri 64112.

                  5. Covenants. Each Pledgor covenants and agrees with the Trustees and the Secured Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

                  (a) If such Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of Collateral owned by it, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Trustees and the Secured Parties, hold the same (to the extent they are evidenced by a certificated security or other instrument) in trust for the Trustees and the Secured Parties and deliver the same (to the extent so evidenced) forthwith to the Corporate Trustee in the exact form received, duly indorsed by such Pledgor to the Corporate Trustee, if required, to be held by the Corporate Trustee, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the Issuer shall be paid over to the Corporate Trustee to be held by it under the Trust Agreement as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Corporate Trustee to be held by it under the Trust Agreement as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by either Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Corporate Trustee, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Secured Obligations.

                  (b) Without the prior written consent of the Corporate Trustee, such Pledgor will not (i) consent to, vote in favor of or otherwise permit any amendment to the Partnership Agreement that would violate the provisions of any Secured Instrument, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, (iii) vote to enable, or take any action to permit, any Issuer to issue any partnership interests or other Capital Stock (as defined in any Secured Instrument) or (iv) create, incur or permit to exist any Lien on any of the Collateral, except for the security interest created by this Agreement.

                  (c) Such Pledgor shall maintain the security interest created by this Agreement as a first priority perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Corporate Trustee, and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Corporate Trustee may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Corporate Trustee, duly endorsed in a manner reasonably satisfactory to the Corporate Trustee, to be held as Collateral pursuant to this Agreement. Such Pledgor will not change the location of its chief executive office or change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become seriously misleading, unless, in each such case, it shall have given the Corporate Trustee 30 days prior written notice and caused to be filed such financing statement amendments, or new financing statements, as shall be required to continue the perfection and priority of the Lien on the Collateral created in favor of the Trustees hereunder.

                  (d) Such Pledgor shall pay, and save the Corporate Trustee and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to this Agreement or any of the Collateral.

                  6. Distributions; Voting Rights. Unless a Notice of Enforcement shall be in effect and the Corporate Trustee shall have given notice to the Pledgors of the Corporate Trustee's intent to exercise its corresponding rights pursuant to Section 7, the Pledgors shall be permitted to receive all distributions from any Issuer made pursuant to the Partnership Agreement relating to such Issuer and to exercise all voting and other rights with respect to the Collateral; provided, however, that no vote will be cast or partnership right exercised or other action taken which would impair the Collateral or which would violate any provision of the Trust Agreement or any Secured Instrument.

                  7. Rights of the Secured  Parties and the  Corporate  Trustee.
(a) All money Proceeds received by the Corporate Trustee hereunder shall be held by the Corporate Trustee for the benefit of the Secured Parties in the Collateral Account. All Proceeds while held by the Corporate Trustee in the Collateral Account (or by the Borrower or a Pledgor in trust for the Corporate Trustee and the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in paragraph 8(a).

                  (b) If a Notice of Enforcement shall be in effect and the Corporate Trustee shall give notice to the Pledgors of its intent to exercise such rights, then, (i) the Corporate Trustee shall have the right to receive any and all distributions paid to the Pledgors in respect of the Collateral and make application thereof to the Secured Obligations in accordance with the Trust Agreement, and (ii) the Collateral shall be registered in the name of the Corporate Trustee or its nominee, and the Corporate Trustee or its nominee may thereafter exercise (A) all voting, partnership and other rights pertaining to the Collateral and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Collateral as if it were the absolute owner thereof, all without liability except to account for property actually received by it, but the Corporate Trustee shall have no duty to the Pledgors to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  8. Remedies. (a) If a Notice of Enforcement shall be in effect, at any time at the Corporate Trustee's election, the Corporate Trustee may apply all or any part of Proceeds held in the Collateral Account in payment of the Secured Obligations in the manner specified by the Trust Agreement.

                  (b) If a Notice of Enforcement shall be in effect, the Corporate Trustee, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Corporate Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgors or any other Person (all and each of which demands, defenses, advertisements and notices are hereby expressly waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Corporate Trustee or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Corporate Trustee or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law and by the Trust Agreement, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Corporate Trustee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale in the manner specified by the Trust Agreement. To the extent permitted by applicable law, the Pledgors waive all claims, damages and demands it may acquire against the Corporate Trustee or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  9. Private Sale. The Pledgors recognize that the Corporate Trustee may be unable to effect a public sale of any or all the Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgors acknowledge and agree that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Corporate Trustee shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit any Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so. Each Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this subsection valid and binding and in compliance with all other applicable Requirements of Law. Each Pledgor further agrees that a breach of any of the covenants contained in this subsection will cause irreparable injury to the Trustees and the Secured Parties, that the Trustees and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this subsection shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Notice of Enforcement is effective under the Trust Agreement.

                  10. Irrevocable Authorization and Instruction to Issuer. The Pledgors hereby authorize and instruct the Issuers to comply with any instruction received by it from the Corporate Trustee in writing that (a) states that a Notice of Enforcement is in effect and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgors, and the Pledgors agree that the Issuer shall be fully protected in so complying.

                  11. Corporate Trustee's Appointment as Attorney-in-Fact. (a) The Pledgors hereby irrevocably constitute and appoint the Corporate Trustee and any officer or agent of the Corporate Trustee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgors and in the name of the Pledgors or in the Corporate Trustee's own name, from time to time in the Corporate
Trustee's discretion for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

                  (b) The Pledgors hereby ratify all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 11.(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  12. Duty of Corporate Trustee. The Corporate Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Corporate Trustee deals with similar securities and property for its own account, except that the Corporate Trustee shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Trustees, any Secured Party nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Corporate Trustee and the Secured Parties hereunder are solely to protect the Corporate Trustee's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Corporate Trustee or any Secured Party to exercise any such powers. The Corporate Trustee and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Pledgors for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                  13. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Pledgors authorize the Trustees to file financing statements with respect to the Collateral without the signature of the Pledgors in such form and in such filing offices as the Trustees reasonably determine to be appropriate to perfect the security interests of the Trustees under this Agreement; provided, that the Corporate Trustee shall not be required to take any such action unless directed to do so by a Holder Representative or the Required Secured Parties. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  14. Authority of Corporate Trustee. The Pledgors acknowledge that the rights and responsibilities of the Trustees under this Agreement with respect to any action taken by the Trustees or the exercise or non-exercise by the Trustees of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Trustees and the Secured Parties, be governed by the Trust Agreement and by such other agreements with respect thereto as may exist from time to time among the Secured Parties and the Trustees, but, as between the Trustees and the Pledgors, the Trustees shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and neither the Pledgors nor the Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  15. Notices. All notices, requests and demands to or upon the Trustees or the Pledgors to be effective shall be in writing (or by fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, five days after being deposited in the mails by certified mail, return receipt requested, or (c) if by fax or similar electronic transfer, when received in legible form addressed to the Trustees, c/o the Corporate Trustee at its address or transmission number for notices provided in subsection 9.1 of the Trust Agreement or the Pledgors at 4717 Grand Avenue, Kansas City, Missouri 64112,
Attention: Treasurer, Fax: (816) 559-1490. The Corporate Trustee and the Pledgors may change their addresses and transmission numbers for notices by giving notice thereof to the other parties in the manner provided in this Sec-tion.

                  16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  17. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors and the Corporate Trustee, provided that any provision of this Agreement may be waived by the Corporate Trustee and the Secured Parties in a letter or agreement executed by the Corporate Trustee or by facsimile transmission from the Corporate Trustee.

                  (b) Neither the Corporate Trustee nor any Secured Party shall by any act (except by a written instrument pursuant to paragraph 17.(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Corporate Trustee or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Corporate Trustee or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Corporate Trustee or such Secured Party would otherwise have on any future occasion.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  18. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  19. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Trustees and the Secured Parties and their successors and assigns.

                  20. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  21. Approvals. Any provision contained herein to the contrary notwithstanding, no action shall be taken hereunder by the Trustees with respect to the Collateral unless and until all applicable requirements of the FCC, if any, under the Communications Act of 1934, as amended, applicable state laws and the respective rules and regulations thereunder and thereof, as well as any other laws, rules and regulations of any other Governmental Authority applicable to or having jurisdiction over any Pledgor, have in the reasonable judgment of the Corporate Trustee been fully satisfied to the extent necessary to take such action and there have been obtained such consents, approvals and authorizations, as may be required to be obtained from the FCC, applicable state and local regulatory authorities and municipalities and any other Governmental Authority under the terms of any franchise, license or similar operating right held by any Pledgor in order to take such action. It is the intention of the parties hereto that the pledge in favor of the Trustees of the Collateral, the grant of a security interest to the Trustees in the Collateral, and all rights and remedies by the Trustees with respect to the Collateral, shall in all relevant aspects be subject to and governed by said statutes, rules and regulations and that nothing in this Agreement shall be construed to diminish the control exercised by any Pledgor, except in accordance with the provisions of such statutory requirements and rules and regulations. By its acceptance of this Agreement, the Corporate Trustee agrees that the Trustees will not take any action pursuant to this Agreement which constitutes or results in any assignment of a license or franchise or any change of control over the communications properties owned and operated by any Pledgor, if such assignment of license or franchise or change of control would, under then existing law or under any franchise, require the prior approval of a Governmental Authority, without first obtaining such approval. Upon the exercise by the Corporate Trustee of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, each Pledgor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Corporate Trustee may reasonably require in order for such governmental consent, approval, recording, qualification or authorization to be obtained. Each Pledgor agrees to use its best efforts to cause such governmental consents, approvals, recordings, qualifications and authorizations to be forthcoming.

                  22. No-Recourse. No claim may be made under this Agreement against any of the direct or indirect partners of any Pledgor for the payment of any amounts payable hereunder, it being understood that this Section 22 shall in no way limit any claims of any Trustee or Secured Party other than under this Agreement.

                  23. Submission to Jurisdiction; Waivers. Each Pledgor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor at its address set forth under its signature below or at such other address of which the Trustees shall have been notified pursuant hereto; and

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                  24. The Trustees. Notwithstanding anything herein to the contrary, the obligations of the Trustees hereunder are subject to the rights, privileges and protections of the Trust Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                            SPRINT SPECTRUM L.P.,
                                            General Partner

                                            By:    Sprint Spectrum Holding
                                                   Company, L.P.,
                                                   its general partner


                                            By:  /s/ Robert E. Sleet, Jr.
                                            Title:  Treasurer


                                            MINORCO, L.P.,
                                            Limited Partner


                                            By:   /s/ Robert E. Sleet, Jr.
                                            Title:  Treasurer

                                                                      SCHEDULE 1
                                                             To Pledge Agreement




                            DESCRIPTION OF COLLATERAL



Issuer                       Partner                   Type of      Percentage
                                                      Interest      of Profits
WirelessCo, L.P.             Sprint Spectrum L.P.      General      98.9824095%
WirelessCo, L.P.             MinorCo, L.P.             Limited       1.0175905%
Sprint Spectrum Equipment    Sprint Spectrum L.P.      General      99.0%
  Company, L.P.
Sprint Spectrum Equipment    MinorCo, L.P.             Limited       1.0%
  Company, L.P.
Sprint Spectrum Realty       Sprint Spectrum L.P.      General      99.0%
  Company, L.P.
Sprint Spectrum Realty       MinorCo, L.P.             Limited       1.0%
  Company, L.P.

                                                                       EXHIBIT A
                                                             To Pledge Agreement


                                     FORM OF
                         INSTRUCTION TO REGISTER PLEDGE


                                                               October   , 1996


[WirelessCo, L.P.]
[Sprint Spectrum Equipment Company, L.P.]
[Sprint Spectrum Realty Company, L.P.]
4717 Grand Avenue
Kansas City, Missouri  64112
Attention:  Treasurer

Ladies and Gentlemen:

              The undersigned, a [general] [limited] partner of [WirelessCo., L.P.] [Sprint Spectrum Equipment Company, L.P.] [Sprint Spectrum Realty Company, L.P.], a Delaware limited partnership (the "Issuer"), hereby instructs the Issuer to register on the books of the Issuer the pledge of the undersigned's [general] [limited] partnership interest in favor of the Corporate Trustee hereinafter referred to pursuant to the Pledge Agreement, dated as of October 2, 1996, made by the undersigned and the other pledgor named therein in favor of First Union National Bank, as Corporate Trustee, and Kenneth D.
Benton, as Individual Trustee.

                                            Very truly yours,

                                            [SPRINT SPECTRUM L.P.,
                                            General Partner

                                            By:      Sprint Spectrum
                                                     Holding Company, L.P.,
                                                     its general partner


                                            By:
                                            Title:]

                                            [MINORCO, L.P.,
                                            Limited Partner



                                            By:
                                            Title:]

                                                                       EXHIBIT B
                                                             To Pledge Agreement


                                     FORM OF
                          INITIAL TRANSACTION STATEMENT


                                                                October   , 1996

To:    First Union National Bank, as Corporate Trustee
       765 Broad Street
       Newark, New Jersey  07102
       Attention:  Corporate Trust Department

                    This statement is to advise you that pledges of the following uncertificated securities issued by the undersigned have been registered in the name of First Union National Bank, as Corporate Trustee, as follows:

             1.     Uncertificated Securities:

             The entire [general] [limited] partnership interest of [Sprint Spectrum L.P.] [MinorCo, L.P.] in the undersigned partnership.

             2.     Registered Owner:

             [Sprint Spectrum L.P.]
             [MinorCo, L.P.]
             4717 Grand Avenue
             Kansas City, Missouri  64112

             3.     Registered Pledgee:

             First Union National Bank, as Corporate Trustee
             765 Broad Street
             Newark, New Jersey  07102

             Taxpayer Identification Number:  22-1147033

             4. There are no liens or restrictions of the undersigned part-nership and no adverse claims to which such uncertificated security is or may be subject known to the undersigned partnership.

             5.     The pledge was registered on October   , 1996.


                                               Very truly yours,

                                               [WIRELESSCO, L.P.]
                                               [SPRINT SPECTRUM EQUIPMENT
                                                  COMPANY, L.P.]
                                               [SPRINT SPECTRUM REALTY COMPANY,
                                                  L.P.]

                                               By:Sprint Spectrum L.P.,
                                                    its general partner

                                               By:Sprint Spectrum Holding
                                                    Company, L.P.,
                                                    its general partner


                                               By:______________________________
                                               Title:


cc:    [Sprint Spectrum L.P.]
       [MinorCo, L.P.]